Exhibit 99.1

NEWS RELEASE	NOVEMBER 13, 2012
OTC: QB WSHE	For Immediate Release

E-DEBIT GLOBAL CORPORATION COMMENCES THE FIRST STAGE OF ITS CORPORATE RE-ORGANIZATION WITH THE ESTABLISHMENT OF
GROUP LINK INTERNATIONAL INC.

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announces today the establishment of its exclusive sales and marketing agency of products and services supplied through E-Debits national and international business relationships – Group - Link Financial Ltd.

Overview:

“Further to our previous announcements as outlined in my letter to the shareholders of August 28, 2012 and at our AGM on September 12, 2012 E-Debit is undertaking the first stages of its corporate reorganization”, said Douglas Mac Donald, E-Debit’s President and CEO.

Over the past three months we have continued with consolidation of our regional ATM estates in the Canadian marketplace through agreements and sales within those regions with strategic sales agreements in order to move our business focus to the re-establishment and renewal of our traditional marketing and sales organization which has been rebranded GROUP-LINK.

GROUP LINK will initially focus on three business segments starting nationally in Canada.  Business Segment 1 – Merchant Service Segment – Merchant acquiring.  Business Segment 2 – Card Issuing Services providing debit, credit and private label, smart and stored value card and debit network issuing and processing services.  Business Segment 3 - Payment Services providing Consumer-to-Consumer, Consumer-to-Business and Business-to-Business payment processing, transfers and settlements.

While we continue to work strategically within the payments business to further consolidate our National ATM network our focus will be the establishment of the GROUP-LINK national consolidated Marketing and Distribution Network.   As the GROUP-LINK distribution group roles out, the product and services offerings will expand not only nationally but internationally.

The Board of Directors and the management of E-Debit have been determined to never get into the culture of defending our market share rather than growing it.  In our business if you are not growing your dying and the culture of corporate defense will never dominate an aggressive reinvention of our business model.  We have built a strong foundation within the “non-conventional bank” financial services business over the past 12 years and GROUP-LINK will grow on this foundation and be the platform for establishment of GROUP-LINK as the premier Sales, Marketing and Distribution network both Nationally and Internationally” added Mr. Mac Donald

About E-Debit Global Corporation
E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

•	CAPITALIZATION: 10,000,000,000 COMMON SHARES WITH NO PAR VALUE
•	SHARES ISSUED: Common – 330,709,344
•	: Voting Preferred - 70,855,900
•	For further details, please refer to WSHE website
•	WSHE Symbol OTCBB
•	Transfer Agent: Holladay Stock Transfer Inc.
•	2939 North 67th Place
•	Scottsdale, Arizona 85251

DISCLAIMER
Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation
E-Debit  website: edebitglobal.com